UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 E. Cotton Center Blvd., Suite 110
Phoenix	AZ	85040
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (the Amendment) amends and supplements the Current Report on Form 8-K filed by Freeport-McMoRan Inc. (FCX) with the United States Securities and Exchange Commission (the SEC) on February 24, 2026 (the Original 8-K), regarding the announcement that FCX entered into a Memorandum of Understanding (MOU) with the Indonesia government for a life of resource extension of operating rights for PT Freeport Indonesia (PTFI) in the Grasberg minerals district. The purpose of this Amendment is to file a copy of the MOU, which is attached hereto as Exhibit 99.2. The disclosure included in the Original 8-K otherwise remains unchanged.

Item 8.01. Other Events.

On February 18, 2026, FCX and its 48.76%-owned subsidiary, PTFI, entered into an MOU with the Indonesia government for a life of resource extension of operating rights for PTFI in the Grasberg minerals district.

The extension of operating rights and other agreed terms are subject to, among other things, the Indonesia government’s issuance of an amended IUPK. PTFI intends to expeditiously complete its extension application reflecting the agreed terms.

FCX issued a press release dated February 18, 2026, announcing the entry into the MOU. The foregoing description of the MOU does not purport to be complete and is qualified in its entirety by reference to the full text of the MOU. Copies of the press release and the MOU are included as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

Cautionary Statement: This report contains forward-looking statements, which are all statements other than statements of historical facts, such as expectations relating to the extension of PTFI’s life of resource operating rights, the terms and issuance of the amended IUPK, and continuation of existing operating and governance structures. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements for several reasons, including, but not limited to, satisfaction of requirements in accordance with PTFI’s IUPK to extend mining rights from 2031 through 2041; delays in Indonesia government approvals or failure to obtain Indonesia government approval, including on the agreed upon terms of the MOU and relating to the amendment to the IUPK to extend PTFI’s operating rights beyond 2041; potential delays in consummating the terms of the MOU, including finalizing the terms of any related agreements; as well as other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which are as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1
Press release dated February 18, 2026, titled “FCX Announces Agreement for Life of Resource Extension of Operating Rights in Grasberg Minerals District” (incorporated by reference to Exhibit 99.1 to FCX’s Current Report on Form 8-K filed with the SEC on February 24, 2026).

99.2	Memorandum of Understanding by and between the Government of the Republic of Indonesia, PT Freeport Indonesia and Freeport‑McMoRan Inc. dated February 18, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Douglas N. Currault II
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Douglas N. Currault II
Executive Vice President and General Counsel
(authorized signatory)

Date: February 27, 2026